                                                                   Exhibit 3-280
--------------------------------------------------------------------------------

APPLICANT'S ACCT NO                                     8260371                          Filed this 5th day of --------------------
DSCB:BCL-204 (Rev. 8.72)           --------------------------------------------------    November 1982
Filing Fee:$75                                    (Line for numbering)                   Commonwealth of Pennsylvania
AIB-7                                                                                    Department of State
Articles of                                   COMMONWEALTH OF PENNSYLVANIA               /s/ [graphic of signature]
Incorporation-                                    DEPARTMENT OF STATE
Domestic Business Corporation                     CORPORATION BUREAU                     Secretary of the Commonwealth

                                                                                         (Box for Certification)


   In compliance with the requirements of section 204 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. ss.1204), the undersigned, desiring to be incorporated as a business corporation, hereby certifies (certify) that:

1. The name of the corporation is:
   Valley Leasing Services, Inc.
  -----------------------------------------------------------------------------

2. The location and post office address of the initial registered office of the corporation in this Commonwealth is:

   935 South 25th Street
   ----------------------------------------------------------------------------
     (NUMBER)                                           (STREET)

     Easton                                  Pennsylvania 18042
   ----------------------------------------------------------------------------
     (CITY)                                             (ZIP CODE)

3. The corporation is incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania for the following purpose or purposes:

     To be incorporated under and to have unlimited power to engage in and to do any lawful act aconcerning any or all lawful business for which corporations may be incorporated under the Pennsylvania Business Corporation Law, approved May 5, 1933, as amended.

4.  The term for which the corporation is to exist is: Perpetual
                                                       ----------------------

5. The aggregate number of shares which the corporation shall have authority to issue is:

    100,000 shares having no par value and a capital of $100,000.00 applicable thereto

DSCB:BCL-808 (Rev. 8.72)                                               82-60372

6. The names and post office addresses of each incorporator(s) and the number of class of shares subscribed by such incorporators, is (are)

Name                                                    Address                          Number & Class of Shares
                                                           o
Gene T. DiPalma                              8 Edie Lane, Easton, Pa, 18402              1 common
-----------------------------------------------------------------------------------------------------------------



  IN TESTIMONY WHEREOF, the incorporator(s) has (have) signed and sealed these Articles of Incorporation this 22nd day of October 1982.

                                        /s/ [graphic of signature]
----------------------------- (SEAL)    --------------------------------- (SEAL)

                                        Gene T. DiPalma
                                        --------------------------------- (SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM

   A. For general instructions relating to the incorporation of business corporations see 19 Pa. Code Ch. 35 (relating to business corporations generally). These instructions relate to such matters as corporate name. stated purposes, term of existence, authorized share structure and related authority of the board of directors, inclusion of names of first directors in the Articles of Incorporation, optional provisions on cumulative voting for election of directors. etc.

   B. One or more corporations or natural persons of full age may incorporate a business corporation.

   C. Optional provisions required or authorized by law may be added as Paragraphs 7, 8, 9 etc.

   D. The following shall accompany this form:.

     (1) Three copies of Form DSCB:BCL-206 (Registry Statement Domestic or Foreign Business Corporation).

     (2) Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
         Name) or Form DSCB:17.3 (Consent to Use of Similar Name)

     (3) Any necessary governmental approvals.

   E BCL ss.205 (15 P.a. ss.1205) requires that the incorporators shall advertise their intention to file or the corporation shall advertise the filing of articles of incorporation. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          Commonwealth of Pennsylvania

                               Department of State

                                [graphic omitted]

                          CERTIFICATE OF INCORPORATION

                   Office of the Secretary of the Commonwealth

               To All to Whom These Presents Shall Come, Greeting:

Whereas, Under the provisions of the Laws of the Commonwealth, the Secretary of the Commonwealth is authorized and required to issue a "Certificate of Incorporation" evidencing the incorporation of an entity.

Whereas, The stipulations and conditions of the Law have been fully complied with by

                         VALLEY LEASING SERVICES, INC.

Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under the authority of the Laws thereof, I do by these presents, which I have caused to be sealed with the Great Seal of the Commonwealth, declare and certify the creation, erection and incorporation of the above in deed and in law by the name chosen hereinbefore specified.

   Such corporation shall have and enjoy and shall be subject to all the powers, duties, requirements, and restrictions, specified and enjoined in and by the applicable laws of this Commonwealth.

                                 Given under my Hand and the Great Seal of the
                                      Commonwealth, graphic omitted at the City
                                      of Harrisburg, this 5th day
                                      of November in the year of our
                                      Lord one thousand nine hundred and
[graphic omitted]                     eighty-two and of the Commonwealth the
                                      two hundred seventh

                                      /s/ [grpahic of signature]
                                      -----------------------------------------
                                            Secreatry of the Commonwealth


                                                                        0703931



WILLIAM B MALKAMES ESQ
509 LINDEN STREET
ALLENTOWN, PA 18101

Microfilm Number______         Filed with the Department of State on OCT 30 1991

Entity Number 1607498                       /s/ [graphic of signature]
                                            -----------------------------------
                                            Deputy Secretary of the Commonwealth



               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB: 15-1306 (Rev 89)



   In compliance with the requirements of 15 Pa.C.S. SS 1915 (relating to articles of amendment) the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the corporation is:
     Valley Leasing Services, Inc.
     -------------------------------------------------------------------------

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following address to conform to the records of the Department):

     (a)  935 S. 25th Street      Easton       Pa         18042    Northampton
          --------------------------------------------------------------------
          Number and Street        City        State      Zip       County

     (b)
          --------------------------------------------------------------------
          Name of Commercial Registered Office Provider             County

     For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.   The statute by or under which it was incorporated is:
     15 P.S. Section 1204 (Pa. Business Corporation Law of 1933)

4.   The original date of its Incoporporation is: 11/5/82

5.   (Check, and if appropriate complete, one of the following):

     |X| The amendment shall be effective o filing these Articles of Amendment in the Department of State.

     |_| The amendment shall be effective on ---------------------------

6.   (Check one of the following):

     |_| The amendment was adopted by the shareholders pursuant to 15 Pa.C.S.
         ss. 1914(a) and (b).

     |X| The amendment was adopted by the board of directors pursuant to 15
         Pa.C.S. ss. 1914 (c).

7.   (Check, and if appropriate complete, one of the following):

     |X| The amendment adopted by the corporation, set forth in full is as follows:.

     RESOLVED, That the name of the corporation shall be amended to be Valley Medical Services, Inc.

     RESOLVED, Further, That the President and Secretary are hereby authorize to execute any and all documents relative to said amendment to carry out the intentions of these resolutions.

   |_| The amendment adopted by the corporation as set forth in full in Exhibit A, attached hereto and made a part hereof.

DSCB 15-1915 (Rev 89)-2

8.    (Check if the amendment restates the Articles):
   _| The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

   IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer this 24 day of October 1991.

                                    Valley Leasing Services, Inc.
                                    ----------------------------------------
                                               Name of Corporation

                                        /s/ Gene DiPalma
                                    BY: ------------------------------------
                                        Gene DiPalma      Signature

                                    TITLE: President
                                           ---------------------------------

Microfilm Number -----        Filed with the Department of State on AUG 03 1998

Entity Number 1607498               /s/ [graphic of signature]
                                    -------------------------------------------
                                         Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                   DSCB:15-l5O7/4144/5507/6144/8506 (Rev 90)

Indicate type of entity (check one):

|x|  Domestic Business Corporation (15 Pa. CS. ss. 1507)  |_|  Foreign Nonprofit Corporation (15 Pa. CS. ss. 6144)

|_|  Foreign Business Corporation (15 Pa. CS. ss. 4144)   |_|  Domestic Limited Partnership (15 Pa. C.S. ss. 8506)

|_|  Domestic Nonprofit Corporation (15 Pa. CS. ss. 5507)

   In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring, to effect a change of registered office, hereby states that:

1. The name of the corporation or limited partnership is: Valley Medical Services, Inc.
     ---------------------------------------------------------------------------

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following address to conform to the records of the Department):

          1635 Market Street, Philadelphia, PA 19103               Philadelphia
     (a) ----------------------------------------------------------------------
          Number and Street           City         State        Zip   County

               C T Corporation System
     (b)  c/o: ----------------------------------------------------------------
          Name of Commercial Registered Office Provider               County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b));

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

     101 East Street, Kennett Square, PA 19348 Chester
     --------------------------------------------------------------------------
     Number and Street           City         State        Zip         County

     (b) The registered office of the corporation or limited partnership shall be provided by:

          c/o: ----------------------------------------------------------------
          Name of Commercial Registered Office Provider                County

     For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

(PA - 429 - 10/1/92)

DSCB: 15-1507/4144/5507/6144/8506 (Rev 90)-2

4. (Strike out if a limited partnership): Such change was authorized by the Board of Directors of the corporation.

  IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 28th day of July, 1998.

         Valley Medical Services, Inc.
         -----------------------------------------------------------------------
                         Name of Corporation/Limited Partnership

             /s/ [graphic of signature]
         BY: -------------------------------------------------------------------
                                        Signature

         TITLE: Vice President Office of the Chairman and Corporate Secretary
         -----------------------------------------------------------------------